Exhibit 10.4

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

FIRST AMENDMENT TO THE SUPPLY AGREEMENT AMYLYX PHRAMACEUTICAL INC AND CU CHEMIE UETIKONGMBH

This First Amendment to the Supply Agreement (as defined below) ("Amendment") effective as of January 1st, 2023 (the "Amendment Effective Date") is between

Amylyx Pharmaceuticals, Inc. a corporation incorporated and existing under the laws of the State of Delaware, with registered offices at 43 Thorndike Street,Cambridge, MA 02141 U.S.A., actingon its behalf and on behalf of its Affiliates, duly represented by Joshua Cohen, co-CEO

("Buyer")

And

CU Chemie Uetikon, GmbH, affiliated company of SEQENS GROUP, a company incorporated and existing under the laws of Germany, with registered offices at Raiffeisen str. 4, 77933 Lahr, Germany and registered under number FreiburgHBR 390945 acting on its behalfand on behalf of its Affiliates (including notably PCAS SA), duly represented by Adrien Bresson, as General Manager.

("Supplier")

Both Supplier and Buyer are individually referred to as a "Party" and collectively, the "Parties."

RECITALS

WHEREAS, Buyer and Supplier have made on October 29, 2019, a Supply Agreement by which Buyer agrees to purchase the API from Supplier and Supplier agrees to manufacture and deliver the API to Buyer (the "Agreement").

WHEREAS, the Parties have agreed to amendthe Agreement notably to update certain commercial terms of the Agreement.

IN CONSIDERATION of the premises and the mutualcovenants contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledge), the Parties agree as follows:

ARTICLE 1 - Amendments to the Agreement

1.1. The Parties agree to add a section 1.4 to Article 1 "Scope" as follows:

"1.4 For the management of Buyer requirements and increase of needs of API and so management of the manufacturing capacities and schedule of the Supplier, the Parties agree to organize a half-yearly basis joint steering committee ("JSC") . The first JSC will take place at DCAT on [***].”

1.2. The Parties agree to add a section 3.5 to Article 3 "Products and Volumes" as follows:

"3.5. For years[***], the Parties agree on the specifics quantities conditions as set forth in Exhibit 5. In the event Supplier is materially delayed in manufacturing API to Buyer as set forth in Exhibit 5 and only if such material delay for manufactured the API is solely and exclusively due to Supplier (except for Force Majeure event or event out of the control of the Supplier) and beyond predictions in [***], the Parties shall meet during the JSC to discuss about the consequences and impact of such material delay for manufactured the API on the expected percentage of Buyer manufacturing requirements schedule guaranteed to Supplier by the Buyer”

1.3. The Parties agree to add a section 6.3 to Article 6 "Forecasts" as follows:

"6.3. For years [***], the Parties agree on the specifics forecasts conditions as set forth in Exhibit 5".

1.4. The Parties agree to add a section 7.5 to Article 7 "Purchase Orders" as follows:

”7.5. For years [***], the Parties agree on the specifics purchase orders conditions as set forth in Exhibit 5".

d.
The Parties agree to delete in its entirety section 9.1 to Article 9 "Second site qualification" and replace it as follows:

"9.1 Parties shall have the option to use a second facility to produce the API for business continuity and planning subject to Supplier qualifying said second facility as equally capable of manufacturing and delivering the API to Buyer as the original facility. The Parties already agreed that Supplier will qualify a new facility before [***], owned by PCAS SA, an Affiliate of the Supplier: PCAS, Route d'Avignon, 30390 Aramon and as defined in section 9.4, it is understood and agreed that Supplier may provide API from either of the Sites and Facility as may be practical for planning purposes.

The Parties agree to deletethe Exhibit 2 "Price" and replace it as follows:

EXHIBIT 2

Price

For year [***], the price of the API, including packaging and in agreement with the INCOTERM negotiated is:

•
For shipment made from [***] to [***]: [***] €/kg
•
For shipment made from [***] to [***]: [***] €/kg

For the sake of clarity, for all Purchase Order, prices invoicedby the Supplier and so the prices mentioned in the Purchase Order by the Buyer shall be the prices applicable on the shipment date. So, for example:

- Shipment expected on [***], the applicable proces shall be [***]€/kg,

- Shipment expected on [***],the applicable prices shall be [***] €/kg.

Minimum order quantities are [***] (Batchsize is around[***]).

For year [***],the Parties shall negotiate the Price under the conditions stated in section10.2.

e.
The Parties agree to add an Exhibit 5 “Specific conditions of volumes, quantities, forecasts, and purchase order for years [***]” as follows:

1.6. The Parties agree to add an Exhibit 5 “Specific conditions of volumes, quantities, forecasts, and purchase order for years [***]” as follows:

EXHIBIT 5

Specific conditions of volumes, quantities, forecasts, and purchase order for years[***]

For the sake of clarity, such specifics terms shall supersede the general conditions defined in Agreement corpus concerning forecasts, volumes purchases order and quantities. In case of contradictions between the Agreement and this EXHIBIT5, this EXHIBIT 5 shall prevail.

The conditions that are not amended by this Exhibit 5 shall remain available.

1.
For Year [***]:

The Supplier reserved a capacity of [***] from Lahr facility in [***], spread over year [***] as follows:

Monthly orders quantities:

[***]

From [***], Buyer shall agree to receive API manufactured in Lahr facility via old and new drying process.

Any additional volumes for [***] on top of such [***] shall be manufactured by a second facility, which is the PCAS SA facility based in Aramon under the limit of [***] so long as Supplier has qualified such PCAS site as defined in Article 9.1.

The Buyer shall provide [***] rolling forecasts no later than [***], updated on a [***] basis. Such forecast shall be non-binding upon the Parties provided, however, that the forecast for the [***] shall be considered a firm commitment to purchase the quantities of API set forth in such forecasts.

Buyer shall send each Purchase Order (i) on a [***] basis and (ii) on the basis of the binding forecasts and so, on a [***] binding basis.. -

2.
For Year [***]:

The Supplier reserved a capacity of [***] for years [***]. The Buyershall reflect the [***] forecast projections in the first forecast [***].. The API ordered can be manufacture and so delivered from one or the other of the qualified facilities (PCAS Aramon and UETIKON Lahr) at the only choice of the Supplier.

Any additional volumes beyond [***] for years [***] and onwards will be discussedin the half-year meeting JSC on the basis of [***] volumes requirement and additional Purchase Order received.

The Buyer shall provide [***] months rolling forecasts as from [***], as defined for Year [***], updated on a [***] basis. Such forecast shall be non-binding upon the Partiesprovided, however, that the forecast for the [***] shall be considered a firm commitment to purchase the quantities of API set forth in such forecasts.

For [***] and beyond, Buyer shall send each Purchase Order(i) on a [***] basis and (ii) on the basis of the binding forecasts and so, on a [***] binding basis.

ARTICLE2 - MISCELLANEOUS

a)
All capitalized terms used in this Amendment shallhave the meanings specified in the Agreement unless other- wise defined herein.
b)
Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect.
c)
This Amendment is effective as of the Amendment Effective Date.
d)
This Amendment is an integral part of the Agreement.
e)
The parties agree that execution of this Amendment by electronic signature software and/or by exchanging executed signature pages in .pdf format via e-mail shall have the same legal force and effect as the exchange of original signatures. Moreover, each Party hereby waives any right to raise any defence or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed agreement electronically.

IN WITNESS WHEREOF, the parties hereto have caused this first Amendment to be signed.

Amylyx Pharmaceutlcals, Inc. CU Chemie Uetikon

/s/ Joshua Cohen /s/ Adrien Bresson

Name: JoshuaCohen Name: Adrien BRESSON

Title: Co-CEO Geschàftsfûhrer

(Manager)